Exhibit 4.3

CIGNA CORPORATION
Issuer,

TO

U.S. BANK NATIONAL ASSOCIATION,
Trustee

________

Junior Subordinated Indenture

Dated as of August 10, 2009

________

CIGNA Corporation

Certain Sections of this Indenture relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939:

Trust Indenture Act Section		Indenture Section
§310(a)	(1)	609
(a)	(2)	609
(a)	(3)	Not Applicable
(a)	(4)	Not Applicable
(b)		608
		610
§311(a)		613
(b)		613
§312(a)		701
		702(a)
(b)		702(b)
(c)		702(c)
§313(a)		703(a)
(b)		703(b)
(c)		703(a)
(d)		703(b)
§314(a)		704
(a)	(4)	101
(b)		Not Applicable
(c)	(l)	102
(c)	(2)	102
(c)	(3)	Not Applicable
(d)		Not Applicable
(e)		102
§315(a)		601
(b)		602
(c)		601
(d)		601
(e)		514
§316(a)		101
(a)	(1)(A)	502
		512
(a)	(1)(B)	513
(a)	(2)	Not Applicable
(b)		508
(c)		104(c)
§317(a)	(1)	503
(a)	(2)	504
(b)		1003
§318(a)		107
_________
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

i

Regular Record Date	6
Responsible Officer	6
Securities	6
Security Register and Security Registrar	6
Senior Debt	6
Special Record Date	7
Stated Maturity	7
Subsidiary	7
Trustee	7
Trust Indenture Act	7
U.S. Government Obligation	7
Vice President	8
Section 102. Compliance Certificates and Opinions	8
Section 103. Form of Documents Delivered to Trustee	8
Section 104. Acts of Holders; Record Dates	9
Section 105. Notices, Etc., to Trustee and Company	10
Section 106. Notice to Holders; Waiver	10
Section 107. Conflict with Trust Indenture Act	11
Section 108. Effect of Headings and Table of Contents	11
Section 109. Successors and Assigns	11
Section 110. Separability Clause	11
Section 111. Benefits of Indenture	11
Section 112. Governing Law; Waiver of Jury Trial	11
Section 113. Legal Holidays	11
Section 114. Personal Immunity from Liability for Incorporators, Stockholders, Etc.	12
Section 115. Force Majeure	12
Section 116. U.S.A. Patriot Act	12

ARTICLE TWO SECURITY FORMS	12

Section 201. Forms Generally	12
Section 202. Form of Face of Security	13
Section 203. Form of Reverse of Security	16
Section 204. Form of Trustee’s Certificate of Authentication	19
Section 205. Additional Provisions Required in Global Security	20

ARTICLE THREE THE SECURITIES	20

Section 301. Amount Unlimited; Issuable in Series	20
Section 302. Denominations	22
Section 303. Execution, Authentication, Delivery and Dating	22
Section 304. Temporary Securities	24
Section 305. Registration, Registration of Transfer and Exchange	24
Section 306. Mutilated, Destroyed, Lost and Stolen Securities	26
Section 307. Payment of Interest; Interest Rights Preserved	26
Section 308. Persons Deemed Owners	28
Section 309. Cancellation	28

Section 704. Reports by Company	46

ARTICLE EIGHT CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE	46

Section 801. Company May Consolidate, Etc., Only on Certain Terms	46
Section 802. Successor Corporation Substituted	47

ARTICLE NINE SUPPLEMENTAL INDENTURES	47

Section 901. Supplemental Indentures Without Consent of Holders	47
Section 902. Supplemental Indentures with Consent of Holders	49
Section 903. Execution of Supplemental Indentures	50
Section 904. Effect of Supplemental Indentures	50
Section 905. Conformity with Trust Indenture Act	50
Section 906. Reference in Securities to Supplemental Indentures	50
Section 907. Waiver of Compliance by Holders	50
Section 908. Subordination Unimpaired	51

ARTICLE TEN COVENANTS	51

Section 1001. Payment of Principal Premium and Interest	51
Section 1002. Maintenance of Office or Agency	51
Section 1003. Money for Securities Payments to Be Held in Trust	51
Section 1004. Corporate Existence	52
Section 1005. Limitation on Liens on Common Stock of Designated Subsidiaries	53
Section 1006. Defeasance and Covenant Defeasance	53
Section 1007. Statement by Officers as to Default	56
Section 1008. Waiver of Certain Covenants	57
Section 1009. Calculation of Original Issue Discount	57

ARTICLE ELEVEN REDEMPTION OF SECURITIES	57

Section 1101. Applicability of Article	57
Section 1102. Election to Redeem; Notice to Trustee	57
Section 1103. Selection by Trustee of Securities to Be Redeemed	58
Section 1104. Notice of Redemption	58
Section 1105. Deposit of Redemption Price	59
Section 1106. Securities Payable on Redemption Date	59
Section 1107. Securities Redeemed in Part	59

ARTICLE TWELVE SINKING FUNDS	60

Section 1201. Applicability of Article	60
Section 1202. Satisfaction of Sinking Fund Payments with Securities	60
Section 1203. Redemption of Securities for Sinking Fund	60

ARTICLE THIRTEEN SUBORDINATION OF SECURITIES	61

Section 1301. Securities Subordinate to Senior Debt of the Company	61
Section 1302. Payment Over of Proceeds Upon Dissolution, Etc. of the Company	61
Section 1303. Prior Payment to Senior Debt of the Company Upon Acceleration of Securities	62
Section 1304. No Payment When Senior Debt of the Company in Default	63
Section 1305. Payment Permitted If No Default	63
Section 1306. Subrogation to Rights of Holders of Senior Debt of the Company	63
Section 1307. Provisions Solely to Define Relative Rights	64
Section 1308. Trustee to Effectuate Subordination	65
Section 1309. No Waiver of Subordination Provisions	65
Section 1310. Notice to Trustee	65
Section 1311. Reliance on Judicial Order or Certificate of Liquidating Agent	66
Section 1312. Trustee Not Fiduciary For Holders of Senior Debt of the Company	66
Section 1313. Rights of Trustee as Holder of Senior Debt of the Company; Preservation of Trustee’s Rights	66
Section 1314. Article Applicable to Paying Agents	67
Section 1315. Defeasance of This Article Thirteen	67

v

INDENTURE, dated as of August 10, 2009, between CIGNA Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”), having its principal office at Two Liberty Place, 1601 Chestnut Street, Philadelphia, Pennsylvania 19192, and U.S. Bank National Association, a national banking association duly organized and existing under the laws of the United States of America, having its designated corporate trust office at 100 Wall Street, Suite 1600, New York, New York 10005,  as Trustee (herein called the “Trustee”).

RECITALS OF THE COMPANY

The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the “Securities”), to be issued in one or more series as in this Indenture provided.

All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done,

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

ARTICLE ONE

DEFINITIONS AND OTHER PROVISIONS
OF GENERAL APPLICATION

Section 101.  Definitions

For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(1)           the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(2)           all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(3)           All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

(4)           the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

“Act”, when used with respect to any Holder, has the meaning specified in Section 104.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Authenticating Agent” means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

“Board of Directors” means either the board of directors of the Company or any duly authorized committee of that board.

“Board Resolution” means a copy of a resolution certified by the Corporate Secretary or an Assistant Corporate Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Business Day”, when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

“Company” means the Person named as the “Company” in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Person.

“Company Request” or “Company Order” means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Corporate Secretary or an Assistant Corporate Secretary, and delivered to the Trustee.

“Corporate Trust Office” means the office of the Trustee, at which at any particular time its corporate trust business shall be principally administered, which office at the date of this Indenture is located at 100 Wall Street, Suite 1600, New York, New York 10005.

“Corporation” means a corporation, association, company, joint-stock company or business (including Delaware statutory) trust.

“Debt” with respect to any Person means (without duplication and without regard to any portion of principal amount that has not accrued and to any interest component thereof (whether accrued or imputed) that is not due and payable) whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers’ acceptances or similar facilities issued for the account of such Person, (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business), (v) every capital lease obligation of such Person, and (vi) every obligation of the type referred to in clauses (i) through (v) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable for, directly or indirectly, as obligor or otherwise.

“Defaulted Interest” has the meaning specified in Section 307.

“Depository” means, with respect to any Security issuable or issued in the form of one or more Global Securities, the Person designated as Depository by the Company in or pursuant to this Indenture, which Person must be, to the extent required by applicable law or regulation, a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, if so provided with respect to any Security, any successor to such Person. If at any time there is more than one such person, “Depository” shall mean, with respect to any Securities, the qualifying entity that has been appointed with respect to such Securities.

“Designated Subsidiary” means Connecticut General Life Insurance Company and Life Insurance Company of North America, so long as it remains a Subsidiary, or any Subsidiary which is a successor of such Designated Subsidiary.

“Event of Default” has the meaning specified in Section 501.

“Floating or Adjustable Rate Provision”  means a formula or provision, specified in or pursuant to a Board Resolution or an indenture supplemental hereto, providing for the determination, whether pursuant to objective factors or pursuant to the sole discretion of any person (including the Company), and periodic adjustment of the interest rate borne by a Floating or Adjustable Rate Security.

“Floating or Adjustable Rate Security” means any Security which provides for interest thereon at a periodic rate that may vary from time to time over the term thereof in accordance with a Floating or Adjustable Rate Provision.

“Foreign Government Obligations” means (x) any security that is (i) a direct obligation of the government that issued such currency for the payment of which the full faith and credit of such government is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality for such government the payment of which is unconditionally guaranteed as a full faith and credit obligation by such government, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian (I) with respect to any specific payment of principal of or interest on any such Foreign Government Obligation specified in Clause (x) of this definition of Foreign Government Obligation and held by such custodian for the account of the holder of such depositary receipt, or (II) with respect to any specific payment of principal of or interest on any such Foreign Government Obligation, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Foreign Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

“Global Security” means a Security in the form prescribed in Section 205 evidencing all or a part of any series of Securities which is executed by the Company and authenticated and delivered by the Trustee to the Depository or pursuant to the Depository’s instruction, all in accordance with this Indenture and pursuant to a Company Order, which shall be registered in the name of the Depository or its nominee.

“Holder” means a Person in whose name a Security is registered in the Security Register.

“Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.  The term “Indenture” shall also include the terms of particular series of Securities established as contemplated by Section 201.

“Interest”, when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

“Interest Payment Date”, when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

“Junior Subordinated Debt” is inferior in right of payment to all obligations for Senior Debt, including Subordinated Debt.

“Junior Subordinated Payment” has the meaning specified in Section 1302.

“Maturity”, when used with respect to any Security, means the date on which the principal of such Securities or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

“Officers’ Certificate” means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Corporate Secretary or an Assistant Corporate Secretary, of the Company, and delivered to the Trustee.  One of the officers signing an Officers’ Certificate given pursuant to Section 1007 shall be the principal executive, financial ‘or accounting officer of the Company.

“Opinion of Counsel” means a written opinion of counsel, who may be counsel for (including an employee of) the Company, and who shall be reasonably acceptable to the Trustee.

“Original Issue Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

“Outstanding”, when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(i)           Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

(ii)           Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company Shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefore satisfactory to the Trustee has been made;

(iii)           Securities for whose payment or redemption money or U.S. Government Obligations in the necessary amount has been theretofore deposited with the Trustee (or another trustee satisfying the requirements of Section 609) in trust for the Holders of such Securities in accordance with Section 1006; and

(iv)           Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502, (ii) the principal amount of a Security denominated in one or more foreign currencies or currency units shall be the U.S. dollar equivalent, determined in the manner provided as contemplated by Section 301 on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, and (iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded.  Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

“Paying Agent” means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Place of Payment”, when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 301.

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

“Proceeding” has the meaning specified in Section 1302.

“Redemption Date”, when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

“Redemption Price”, when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

“Regular Record Date” for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 801.

“Responsible Officer”, when used with respect to the Trustee, shall mean any officer within the corporate trust department (or any successor group of the Trustee), including any vice-president, assistant vice president, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers or to whom any corporate trust matter is referred at the Corporate Trust Office because of his knowledge of and familiarity with the particular subject.

“Securities” has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

“Security Register” and “Security Registrar” have the respective meanings specified in Section 305.

“Senior Debt” with respect to any Person means the principal of (and premium, if any) and interest, if any (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to such Person to the extent that such claim for post-petition interest is allowed in such proceeding), on Debt of such Person, whether incurred on or prior to the date of this Indenture or thereafter incurred, unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are not superior in right of payment to the Securities or to other Debt of such Person which is pari passu with, or subordinated to the Securities; provided, however, that Senior Debt shall not be deemed to include the Securities.

“Special Record Date” for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

“Stated Maturity”, when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

“Subsidiary” means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.  For the purposes of this definition, “voting stock” means stock which ordinarily has voting power for the election of directors, whether at all times or only as long as no senior class of stock has such voting power by reason of any contingency.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

“Trust Indenture Act” means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

“U.S. Government Obligation” means (x) any security that is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality for the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian (I) with respect to any specific payment of principal of or interest on any such U.S. Government Obligation specified in clause (x) of this definition of U.S. Government Obligation and held by such custodian for the account of the holder of such depositary receipt, or (II) with respect to any specific payment of principal of or interest on any such U.S. Government Obligation, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

“Vice President”, when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president”.

Section 102.  Compliance Certificates and Opinions.

Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act.  Each such certificate or opinion shall be given in the form of an Officers’ Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

(1)           a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(2)           a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificates or opinion are based;

(3)           a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(4)           a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103.  Form of Documents Delivered to Trustee.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any, such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous.  Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the

Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104.  Acts of Holders; Record Dates.

(a)           Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing, or by any Person duly authorized by means of any written certification, proxy or other authorization furnished by a Depository; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company.  Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments or, in the case of the Depository, furnishing the written certification, proxy or other authorization pursuant to which such instrument or instruments are signed.  Proof of execution of any such instrument, any writing appointing any such agent or authorizing any such Person or any such written certification or proxy shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

(b)           The fact and date of the execution by any Person of any such instrument, writing, certification or proxy may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument, writing, certification or proxy acknowledged to him the execution thereof.  Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.  The fact and date of the execution of any such instrument, writing, certification or proxy or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c)           The Company may, in the circumstances permitted by the Trust Indenture Act, fix any date as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series.  If not set by the Company prior to the first solicitation of a Holder of Securities of such series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be.  With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of

Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

(d)           The ownership of Securities shall be proved by the Security Register.

(e)           Any request, demand, authorization, direction, notice, consent waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issues upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

Section 105.  Notices, Etc., to Trustee and Company.

Any request, demand, authorization, direction, notice, consent waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,
(1)           the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (including facsimile) to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Services, or

(2)           the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing (including facsimile) and mailed, first-class postage prepaid, to the Company, Attention: Corporate Secretary, addressed to the Company at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

Section 106.  Notice to Holders; Waiver.

Where this Indenture provides for notice to Holders of any time such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice.  In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.  Where this Indenture provides for notice in any manner, notice may be waived in writing by the Person entitled to receive notice, either before or after the event, and such waiver shall be equivalent of such notice.  Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 107.  Conflict with Trust Indenture Act.

If any provision hereof limits, qualifies, or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control.  If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified be excluded, as the case may be.

Section 108.  Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109.  Successors and Assigns.

All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 110.  Separability Clause.

In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111.  Benefits of Indenture.

Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors and permitted assigns hereunder and the Holders and, to the extent specifically set forth herein, the holders of Senior Debt of the Company, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112.  Governing Law; Waiver of Jury Trial.

This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.  EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTION CONTEMPLATED HEREBY.

Section 113.  Legal Holidays.

In any case where any Interest Payment Date, Redemption Date, Maturity or Stated Maturity of any Securities shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of the Securities of any series which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal (and premium, if any) need not be made at such

Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Maturity or Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Maturity or Stated Maturity, as the case may be.

Section 114.  Personal Immunity from Liability for Incorporators, Stockholders, Etc.

No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on any Security, or for any claim based thereon, or otherwise in respect of any Security, or based on or in respect of this Indenture or any indenture supplemental hereto, against any incorporator, or against any past, present or future stockholder, director, officer, employee or agent, as such, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issue of the Securities.

Section 115.  Force Majeure.

In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to minimize the impact of such events and resume performance as soon as practicable under the circumstances.

Section 116.  U.S.A. Patriot Act.

The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee.  The parties to this Indenture agree that they will provide the Trustee with such information as it may  request in order for the Trustee to satisfy the requirements of the U.S.A. Patriot Act.

ARTICLE TWO

SECURITY FORMS

Section 201.  Forms Generally.

The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution, or an Officers’ Certificate executed by officers of the Company authorized by Board Resolution, or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.  If the form of Securities of any series is established by action pursuant to a Board Resolution, or an Officers’ Certificate executed by officers of the Company authorized by Board Resolution, a copy of an appropriate record of such action shall be certified by the Corporate Secretary or an Assistant Corporate Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of Securities.

The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determines the officers executing such Securities, as evidenced by their execution such Securities.

Section 202.  Form of Face of Security.

[Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

CIGNA CORPORATION

[_____%] [Zero Coupon] Junior Subordinated [Note] [Debenture] Due [_____]

No……	$……

CIGNA CORPORATION, a Delaware corporation (herein called the “Company”), for value received, hereby promises to pay to ………………………., or registered assigns, the principal sum of ………………………………….. [Dollars] [If applicable, substitute other currency] on…………………………………[If the Security is to bear interest prior to Maturity, insert— and to pay interest thereon from ………………. or from the most recent Interest Payment Date to which interest has been paid or duly provided for, [semi-annually on ………. and ……… in each year] [If other than semi-annual payments, insert— frequency of payments and payment dates], commencing ………, at [If the Security is to bear interest at a fixed rate, insert—the rate of …… % per annum [If the Security is a Floating or Adjustable Rate Security, ………………………………… a rate per annum [computed-determined] in accordance with the [insert defined name of Floating Adjustable Rate Provision] set forth below] [If the Security is to bear interest at a rate determined with reference to an index, refer to description of index below], until the principal hereof is paid or made available for payment.  [If applicable insert—, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of …… % per annum on any overdue principal and premium and on any overdue installment of interest].  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the …………………… or …………………… (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

[If the Securities are Floating or Adjustable Rate Securities with respect to which the principal of or any premium or interest may be determined with reference to an index, insert the text of the Floating or Adjustable Rate Provision.]

[If the Security is not to bear interest prior to Maturity, insert—The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of ....% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for.  Interest on any overdue principal shall be payable on demand.  Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of .. % per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

Payment of the principal of (and premium, if any) and [if applicable insert— any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in ……………………, in such coin or currency [of the United States of America] [if applicable, substitute other currency] as at the time of payment is legal tender for payment of public and private debts [if applicable, insert—; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

[SEAL]
CIGNA CORPORATION By……………………………………………..
Attest: …………………………………………………

Section 203.  Form of Reverse of Security.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of August __, 2009 (herein called the “Indenture”), between the Company and U.S. Bank National Association (herein called the “Trustee”, which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof [ [initially], limited in aggregate principal amount to $……………..] [, subject to future issuances of additional securities pursuant to Section 301 of the Indenture].

The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Debt of the Company, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on such Holder’s behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee such Holder’s attorney-in-fact for any and all such purposes.

[If applicable, insert—The Securities of this series are subject to redemption upon not less than 30 calendar days’ nor more than 60 calendar days’ notice by mail, [if applicable, insert—(1) on ………. in any year commencing with the year … and ending with the year … through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [on or after …….., ....], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount):  If redeemed [on or before………………, ….%, and if, redeemed] during the 12-month period beginning ……. of the years indicated,

Year	Redemption Price

and thereafter at a Redemption Price equal to ..... % of the principal amount, together in the case of any such redemption [if applicable, insert—(whether through operation of the sinking fund or otherwise)) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture;

[If applicable, insert—The Securities of this series are subject redemption upon not less than 30 calendar days’ nor more than 60 calendar days’ notice by mail, (1) on ……. in any year commencing with the year .... and ending with the year …. through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after ……….], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning …………. of the years indicated,

Year	Redemption Price for Redemption Through Operation of the Sinking Fund	Redemption Price for Redemption Otherwise Than Through Operation of the Sinking Fund

and thereafter at a Redemption Price equal to ...% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to Redemption Date, but interest installments whose Stated Maturity or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

[The sinking fund for this series provides for the redemption on ……….. in each year beginning with the year ... to and including the year ... of [not less than] $……… [(“mandatory sinking fund”) and not more than $……………….] aggregate principal amount of Securities of this series.  [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made [if applicable—in the inverse order in which they become due.]]

[If this Security is subject to redemption,—In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

[If the Security is not an Original Issue Discount Security,—If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

[If the Security is an Original Issue Discount Security,—If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the

Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.  Such amount shall be equal to—insert formula for determining the amount.  Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company’s obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected.  The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, or the right of the Holder of this Security, which is absolute and unconditional, to pay, or, in the case of the Holder of this Security, to receive payment of, the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing; and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $……and any integral multiple [thereof] [of $……. in excess thereof].  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for other Securities of this series, of a like tenor and aggregate principal amount but of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 of the Indenture not involving any transfer.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture provides that the Company, at the Company’s option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust, with the Trustee money, or U.S. Government Obligations (or Foreign Government Obligations if the Securities are denominated in a foreign currency or currencies) which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal (including any mandatory sinking fund payments) of, and (premium, if any) and interest on, the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.

No recourse shall be had for the payment of the principal of (and premium, if any) or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer, employee, agent or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Section 204.  Form of Trustee’s Certificate of Authentication.

The Trustee’s certificate of authentication shall be in substantially the following form:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	U.S. Bank National Association, as Trustee
By:
Authorized Signatory

Section 205.  Additional Provisions Required in Global Security.

Any Global Security issued hereunder shall, in addition to the provisions contained in Sections 202 and 203, bear the following legend (and/or such additional or alternate legend(s) relative to the terms of Global Securities as the Depository may request or the Company authorize in an Officers’ Certificate pursuant to Section 201):

“This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depository or a nominee of a Depository.  This Global Security exchangeable for Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances hereinafter described and may not be transferred except as a whole by the Depository to a nominee of the Depository to the Depository or another nominee of the Depository.”

In addition, any Global Security issued hereunder shall include a provision containing the language set forth below, or language of similar effect:

“This Security is a Global Security and shall be exchangeable for Securities registered in the names of Persons other than the Depository with respect to this Global Security or its nominee only if (x) such Depository notifies the Company that it is unwilling or unable to continue as Depository for this Global Security or at any time ceases to be a clearing agency registered as such under the Securities Exchange Act of 1934, as amended, if such registration is required by applicable law or regulation, (y) the Company executes and delivers to the Trustee a Company Order that this Global Security shall be exchangeable or (z) there shall have occurred and be continuing an Event of Default with respect to the Securities.  If this Global Security is exchangeable pursuant to the preceding sentence it shall be exchangeable for Securities issuable in denominations of $1,000 and any integral multiple thereof, registered in such names as such Depository shall direct.”

ARTICLE THREE

THE SECURITIES

Section 301.  Amount Unlimited; Issuable in Series.

The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

The Securities may be issued in one or more series.  Prior to the issuance of Securities of any series, there shall be (i) established in or pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officers’ Certificate, or (ii) established in one or more indentures supplemental hereto:

(1)           the title of the Securities of the series (which shall distinguish the Securities of the series from Securities or any other series);

(2)           any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

(3)           the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date of such interest;

(4)           the date or dates (or manner of determining the same) on which the principal of the Securities of the series is payable;

(5)           the rate or rates (or manner of determining the same) at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable, the Regular Record Date for any interest payable on any Interest Payment Date, and the right, if any, of the Company to defer payment of interest and the maximum length of this deferral period;

(6)           if other than as set forth herein, the place or places where the principal of (and premium, if any) and interest on Securities of the series shall be payable;

(7)           the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

(8)           the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

(9)           if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

(10)           if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

(11)           the currency, currencies or currency units in which payment of the principal of and any premium and interest on any Securities of the series shall be payable if other than the currency of the United States of America and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of “Outstanding” in Section 101;

(12)           if the amount of payments of principal of (and premium, any) or interest on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

(13)           the application, if any, of Section 1006 to the Securities of the series;

(14)           if any of the Securities of the series are to be issued in whole or in part in the form of one or more Global Securities, a statement to that effect and, in such case, the Depository for such Global Security or Securities; and

(15)           any other terms of the series.

All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers’ Certificate referred to above.

If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Corporate Secretary or an Assistant Corporate Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers’ Certificate setting forth the terms of the series.

Section 302.  Denominations.

The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 301.  In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

Section 303.  Execution, Authentication, Delivery and Dating.

The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Corporate Secretary or one of its Assistant Corporate Secretaries.  The signature of any of these officers on the Securities may be manual or facsimile.

Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and make available for delivery such Securities.  If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this

Indenture in relation to such Securities, the Trustee shall receive, and (subject to Section 601) shall be fully protected in conclusively relying upon, an Opinion of Counsel stating,

(a)           if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

(b)           if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture;

(c)           that such Securities, when authenticated and delivered the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors’ rights and to general equity principles; and

(d)           that all laws and requirements in respect of the execution and delivery by the Company of such Securities have been complied with.

With respect to Securities of a series constituting a medium-term note program, the Trustee may conclusively rely on the documents and opinion delivered pursuant to Sections 201 and 301 and this Section 303, as applicable (unless revoked by superseding comparable documents or opinions) as to the authorization of the Board of Directors of any Securities delivered hereunder, the form thereof and the legality, validity, binding effect and enforceability thereof.  With respect to Securities of a series constituting a medium-term note program, if the form and general terms of the Securities of such series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating, that the Securities have been duly authorized by the Company and, when duly executed by the Company and completed and authenticated by the Trustee in accordance with the Indenture and issued, delivered and paid for in accordance with any applicable distribution agreement will have been duly issued under the Indenture and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture, except that the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally from time to time in force and general principles of equity.  If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers’ Certificate otherwise required pursuant to Section 801 or the Company Order and

Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series.

Each Security shall be dated the date of its authentication.

No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.  Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 304.  Temporary Securities.

Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive, Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay.  After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder.  Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and (in accordance with a Company Order delivered at or prior to the authentication of the first definitive Security of such series) the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of authorized denominations and of a like aggregate principal amount and tenor.  Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

Section 305.  Registration, Registration of Transfer and Exchange

The Company shall cause to be kept a security register (the register so maintained being herein sometimes referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities.  The Trustee shall have the right to examine the Security Register at all reasonable times.  Unless otherwise designated by the Company by written notice to the Trustee, the Trustee shall be, and is hereby appointed “Security Registrar” for the purpose of registering Securities and transfers of Securities as herein provided.

Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver in the name of the designated transferee or transferees, one or mars new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency.  Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, or 1107 not involving any transfer.

The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, a Global Security of any series shall be exchangeable pursuant to this Section for Securities registered in the names of Persons other than the Depository with respect to such series or its nominee only as provided in this paragraph.  A Global Security shall be exchangeable pursuant to this Section if (x) such Depository notifies the Company that it is unwilling or unable to continue as Depository for such series or at any time ceases to be a clearing agency registered as such under the Securities Exchange Act of 1934, as amended, if such registration is required by applicable law or regulation, and a successor depository is not appointed by the Company within 90 days of the date the Company receives notice from the Depository, (y) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so exchangeable or (z) there shall have occurred and be continuing an Event of Default with respect to the Securities.  Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Securities issuable in denominations of $1,000 and any integral multiple thereof, registered in such names as the Depository for such Global Security shall direct.

Notwithstanding any other provision of this Section, a Global Security may not be transferred except as a whole by the Depository to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository.

Section 306.  Mutilated, Destroyed, Lost and Stolen Securities.

If any mutilated Security is surrendered to the Trustee, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them and any agent of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an origin, additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307.  Payment of Interest; Interest Rights Preserved.

Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

Unless otherwise provided with respect to the Securities of any series, at the option of the Company payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by such method or methods as any Holder shall specify in writing from time to time to the Company or its agent.

Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

(1)           The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner.  The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided.  Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not legs than 10 days after the receipt by the Trustee of the notice of the proposed payment.  The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date.  Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

(2)           The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security,

Section 308.  Persons Deemed Owners.

Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

No holder of any beneficial interest in any Global Security held on its behalf by a Depository shall have any rights under this Indenture with respect to such Global Security, and such Depository may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever.  Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee from giving effect to any written certification, proxy, or other authorization furnished by a Depository, or impair, as between a Depository and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depository as Holder of any Security.

Section 309.  Cancellation.

All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it; and any Security surrendered to the Trustee for any such purpose shall be promptly cancelled by it.  The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee.  Notwithstanding any other provision of this Indenture to the contrary, in the case of a series all the Securities of which are not to be originally issued at one time, a Security of such series shall not be deemed to have been Outstanding at any time hereunder if and to the extent that, subsequent to the authentication and delivery thereof, such Security is delivered to the Trustee for cancellation by the Company or any agent thereof upon the failure of the original purchaser thereof to make payment therefor against delivery thereof, and any Security so delivered to the Trustee shall be promptly cancelled by it.  No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture.  All cancelled Securities held by the Trustee shall be disposed of in accordance with the Trustee’s customary procedures.

Section 310.  Computation of Interest.

Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 311.  CUSIP Numbers.

The Company in issuing the Securities may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities,  and any such redemption shall not be affected by any defect in or omission of such numbers.  The Company will promptly notify the Trustee in writing of any change in the “CUSIP” numbers.

ARTICLE FOUR

SATISFACTION AND DISCHARGE

Section 401.  Satisfaction and Discharge of Indenture.

This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

(1)           either

(A)           all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

(B)           all such Securities not theretofore delivered to the Trustee for cancellation

(i)     have become due and payable, or

(ii)    will become due and payable at their Stated Maturity within one year, or

(iii)   are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

(2)           the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

(3)           the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company under Section 306, the obligations of the Company to the Trustee under Section 607, if money or U.S. Government Obligations shall have been deposited with the Trustee in accordance with Section 1006, the obligations of the Company to the Trustee under Section 402(b), and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003, shall survive.

Section 402.  Application of Trust Money.

(a)           Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401, all money and U.S. Government Obligations deposited with the Trustee (or other trustee satisfying the requirements of Section 609, collectively, for purposes of this Section 402, the “Trustee”) pursuant to Section 1006 and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee pursuant to Section 1006, shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with or received by the Trustee or to make mandatory sinking fund payments or analogous payments as contemplated by Section 408 or 1006.

(b)           The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to Section 1006 or the interest and principal received in respect of such U.S. Government Obligations other than any such tax, fee or other charge which by law is payable by or on behalf of Holders.

(c)           Anything in this Article Four to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1006 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then have been required to be deposited for the purpose for which such money or U.S. Government Obligations were deposited or received.  Money deposited pursuant to this Section 402 not in violation of this Indenture shall not be subject to claims of the holders of Senior Debt of the Company under Article Thirteen.

ARTICLE FIVE

REMEDIES

Section 501.  Events of Default.

“Event of Default”, wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(1)           default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

(2)           default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

(3)           default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

(4)           the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or’ of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

(5)           the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

(6)           any other Event of Default provided with respect to Securities of that series.

Section 502.  Acceleration of Maturity; Rescission and Annulment.

If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

(1)           the Company has paid or deposited with the Trustee a sum sufficient to pay

(A)           all overdue interest on all Securities of that series,

(B)           the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

(C)           to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

(D)           all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, the Security Registrar, any Paying Agent and their agents and counsel;

and

(2)           all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503.  Collection of Indebtedness and Suits for Enforcement by Trustee.

The Company covenants that if

(1)           default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

(2)           default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and other amounts due the Trustee under Section 607.

If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504.  Trustee May File Proofs of Claim.

In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding.  In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 505.  Trustee May Enforce Claims Without Possession of Securities.

All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 506.  Application of Money Collected.

Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due the Trustee under Section 607; and

SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

THIRD: The remainder, if any, to the Company, its successors or assigns, or to whomsoever may be lawfully entitled to receive such remainder or as a court of competent jurisdiction shall direct.

Section 507.  Limitation on Suits.

No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

(1)           such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

(2)           the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(3)           such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

(4)           the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(5)           no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders (it being understood that the Trustee does not have an affirmative duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders), or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 508.  Unconditional Right of Holders to Receive Principal, Premium and Interest.

Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) any interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 509.  Restoration of Rights and Remedies.

If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510.  Rights and Remedies Cumulative.

Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511.  Delay or Omission Not Waiver.

No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein, Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512.  Control by Holders.

The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

(1)           such direction shall not be in conflict with any rule of law or with this Indenture,

(2)           the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

(3)           the Trustee shall have the right to decline to follow such direction if the Trustee in good faith shall, by a Responsible Officer or Officers, determine that such direction would be prejudicial to the Holders not joining in such direction or would involve the Trustee in personal liability.

The Trustee may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to so direct the Trustee.  If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to so direct the Trustee, or to amend any such direction, whether or not such Holders remain Holders after such record date; provided that no such direction or amendment shall be valid or effective for more than 90 days after such record date.

Section 513.  Waiver of Past Defaults.

The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

(1)           in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

(2)           in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected,

With respect to any series of Securities issued hereunder, the Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any past default hereunder.  If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such persons, shall be entitled to waive any default hereunder, or to retract (prior to the delivery to the Trustee of waivers from the Holders of a majority of such Securities) any such waiver previously given, whether or not such Holders remain Holders after such record date; provided, that no such waiver shall be valid or effective for more than 90 days after such record date.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other, default or impair any right consequent thereon.

Section 514.  Undertaking for Costs.

In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs, including attorneys’ fees and expenses, against, any such party litigant, in the manner and to the extent provided in the Trust Indenture Act.  This Section 514 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 508 hereof, or a suit by Holders of more than 10% in principal amount of the then Outstanding Securities.

Section 515.  Waiver of Stay or Extension Laws.

The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE SIX

THE TRUSTEE

Section 601.  Certain Duties and Responsibilities.

The duties and responsibilities of the Trustee shall be as provided in the Trust Indenture Act.  Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.  Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602.  Notice of Defaults.

If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 90 days after the occurrence thereof.  For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Except in the case of an Event of Default arising from the failure to make a payment of principal, premium, if any, or interest, if any, on any Security, the Trustee may withhold the notice if and so long as, it in good faith determines that withholding the notice is in the interests of the Holders.

Section 603.  Certain Rights of Trustee.

Subject to the provisions of Section 601:

(a)           the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)           any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

(c)           whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers’ Certificate;

(d)           the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e)           the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f)           the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

(g)           the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(h)           the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

(i)           in no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

(j)           the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

(k)           the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and

(l)           the Trustee may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture (which certificate may be amended, supplemented or modified by the Company from time to time).

Section 604.  Not Responsible for Recitals or Issuance of Securities.

The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness.  The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities.  The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 605.  May Hold Securities.

The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 618, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 606.  Money Held in Trust.

Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law.  The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

Section 607.  Compensation and Reimbursement.

The Company agrees

(1)           to pay to the Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(2)           except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

(3)           to indemnify the Trustee for, and to hold it harmless against, any and all loss, damage, claim, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Company, a Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, or interest on the Securities.

When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(4) or Section 501(5), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

The provisions of this Section shall survive the termination of this Indenture.

Section 608.  Disqualification; Conflicting Interests.

If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

Section 609.  Corporate Trustee Required; Eligibility.

There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000.  If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610.  Resignation and Removal; Appointment of Successor.

(a)           No resignation or removal of the Trustee and no appointment of a successor Trustee, pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

(b)           The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company.  If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(c)           The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee and to the Company.

(d)           If at any time:

(1)           the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

(2)           the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

(3)           the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation.

then, in any such case, (i) the Company pursuant to a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

(e)           If an instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(f)           If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611.  If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company.  If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(g)           The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106.  Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 611.  Acceptance of Appointment by Successor.

(a)           In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

(b)           In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

(c)           Upon request of any such successor Trustee, the Company shall execute any and all instruments which may be reasonably required for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

(d)           No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article Six.

Section 612.  Merger, Conversion, Consolidation or Succession to Business.

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.  In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613.  Preferential Collection of Claims Against Company.

If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

Section 614.  Appointment of Authenticating Agent.

The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder, Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee, the Trustee’s certificate of authentication, or the delivery of the Securities to the Trustee for authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent, a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent or delivery of Securities to the Authenticating Agent for authentication in place of the Trustee, as the case may be.  Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority.  If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company.  The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company.  Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company.  Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent.  No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternate certificate of authentication in the following form:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:	U.S. Bank National Association, As Trustee

By:
As Authenticating Agent
By:
Authorized Signatory

ARTICLE SEVEN

HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701.  Company to Furnish Trustee Names and Addresses of Holders.

The Company will furnish or cause to be furnished to the Trustee

(a)           semi-annually, not later than May 1 and November 1 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the preceding April 15 or October 15, as the case may be, and

(b)           at such other times as the Trustee may request in writing, within 90 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

Section 702.  Preservation of Information; Communications to Holders.

(a)           The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar.  The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

(b)           The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

(c)           Every Holder of Securities, by receiving and holding’ the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 703.  Reports by Trustee.

(a)           The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.  If required by Section 313 (a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15 following the date of the initial issuance of Securities under this Indenture deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

(b)           A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company.  The Company will promptly notify the Trustee in writing when any Securities are listed on any stock exchange and of any delisting thereof.

Section 704.  Reports by Company.

The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.  Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).

ARTICLE EIGHT

CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801.  Company May Consolidate, Etc., Only on Certain Terms.

The Company shall not consolidate with or merge into any other Person (other than a merger or consolidation in which the Company is the surviving Person) or sell its properties and assets as, or substantially as, an entirety to any Person, unless:

(1)           the Person formed by such consolidation or with or into which the Company is merged or the Person that purchases the properties and assets of the Company as, or substantially as, an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed, by supplemental indenture reasonably satisfactory in form to the Trustee, executed and delivered to the Trustee;

(2)           immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing; and;

(3)           the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that such consolidation, merger, or sale and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 802.  Successor Corporation Substituted.

Upon any consolidation of the Company with, or merger by the Company into, any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.

ARTICLE NINE

SUPPLEMENTAL INDENTURES

Section 901.  Supplemental Indentures Without Consent of Holders.

Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(1)           to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

(2)           to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

(3)           to add any additional Events of Default; or

(4)           to add to or to change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

(5)           to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding; or

(6)           to secure the Securities pursuant to the requirements of Section 1006 or otherwise; or

(7)           to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

(8)           to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

(9)           to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of previously issued and Outstanding Securities pursuant to Section 1006, provided that any such action shall not adversely affect the interests of the Holders of Securities of such series or any other series of Securities in any material respect; or

(10)           to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause (10) shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

(11)           to conform to any mandatory provisions of law.

Section 902.  Supplemental Indentures with Consent of Holders.

With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

(1)           change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or modify the provisions of this Indenture with respect to the subordination of the Securities of any series in a manner adverse to the Holders, or

(2)           reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

(3)           modify any of the provisions of this Section, Section 513 or Section 1008, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to “the Trustee” and concomitant changes in this Section and Section 1008 in accordance with the requirements of Sections 611(b) and 901(8).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

With respect to any series of Securities issued hereunder, the Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto.  If a record date is fixed, the Holders on such record date or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture or to revoke (prior to the delivery to the Trustee of consents from the Holders of not less than a majority of such Securities) any such consent previously given, whether or not such Holders remain Holders after such record date; provided, that no such consent shall be valid or effective for more than 90 days after such record date.

Section 903.  Execution of Supplemental Indentures.

In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall receive, and (subject to Section 601) shall be fully protected in conclusively relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.  The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

Section 904.  Effect of Supplemental Indentures.

Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905.  Conformity with Trust Indenture Act.

Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

Section 906.  Reference in Securities to Supplemental Indentures.

Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture.  If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

Section 907.  Waiver of Compliance by Holders.

Anything in this Indenture to the contrary notwithstanding, any of the acts which the Company is required to do, or is prohibited from doing, by any of the provisions of this Indenture may, to the extent that such provisions might be changed or eliminated by a supplemental indenture pursuant to Section 902 upon consent of Holders of not less than a majority in aggregate principal amount of the then Outstanding Securities of the series affected, be omitted or done by the Company if there is obtained the prior consent or waiver of the Holders of at least a majority in aggregate principal amount of the then Outstanding Securities of such series.

Section 908.  Subordination Unimpaired.

No provision in any supplemental indenture that affects the superior position of the holders of Senior Debt of the Company shall be effective against any holder of such Senior Debt without the consent of such affected holder.

ARTICLE TEN

COVENANTS

Section 1001.  Payment of Principal Premium and Interest.

The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

Section 1002.  Maintenance of Office or Agency.

The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served.  Unless otherwise designated by the Company by written notice to the Trustee, such office or agency shall be the designated office of the Trustee in New York, New York.  The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency.  If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes.  The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 1003.  Money for Securities Payments to Be Held in Trust.

If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

Section 1004.  Corporate Existence.

Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 1005.  Limitation on Liens on Common Stock of Designated Subsidiaries.

Except as otherwise specified as contemplated by Section 301 for Securities of any series, so long as any Securities of any series shall remain Outstanding, the Company will not, and will not permit any Subsidiary to, directly or indirectly, create, issue, assume, incur or guarantee any indebtedness for money borrowed which is secured by a mortgage, pledge, lien, security interest or other encumbrance of any nature on any of the present or future common stock of a Designated Subsidiary, which common stock is directly or indirectly owned by the Company, unless the Securities and, if the Company so elects, any other indebtedness of the Company ranking at least pari passu with the Securities, shall be secured equally and ratably with (or prior to) such other secured indebtedness for money borrowed so long as it is outstanding and is secured.

Section 1006.  Defeasance and Covenant Defeasance.

(a)           Company’s Option to Effect Defeasance and Covenant Defeasance.  The Company may elect, at any time, to have either Section 1006(b) or Section 1006(c) applied to the Outstanding Securities of any series upon compliance with the conditions set forth in this Section 1006.

(b)           Defeasance and Discharge. Upon the Company’s exercise of the option provided in Section 1006(a) to have this Section 1006(b) applied to the Outstanding Securities of any series, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series as provided in this Section 1006(b) on and after the date the conditions set forth in Section 1006(d) are satisfied (hereinafter called “Defeasance”). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all of the Company’s other obligations under the Securities of such series and this Indenture insofar as the Securities of such series are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of Securities of such series to receive, solely from the trust fund described in Section 1006(d) and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities of such series when payments are due, (2) the Company’s obligations with respect to the Securities of such series under Sections 304, 305, 306, 1002 and 1003, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including, without limitation, its rights under Section 607 and (4) this Section 1006. Subject to compliance with this Section 1006, the Company may exercise its option provided in Section 1006(a) to have this Section 1006(b) applied to the Outstanding Securities of any series notwithstanding the prior exercise of its option provided in Section 1006(a) to have Section 1006(c) applied to the Outstanding Securities of such series.

(c)           Covenant Defeasance.  Upon the Company’s exercise of the option provided in Section 1006(a) to have this Section 1006(c) applied to the Outstanding Securities of any series, (1) the Company shall be released from its obligations under Sections 801 and 1005 and (2) the occurrence of any event specified in Section 501(4) (with respect to Sections 801 and 1005), in each case with respect to the Outstanding Securities of such series as provided in this Section

1006(c) on and after the date the conditions set forth in Section 1006(d) are satisfied (hereinafter called “Covenant Defeasance”). For this purpose, such Covenant Defeasance means that the Company may omit to comply with (and no Event of Default shall arise out of such non-compliance) and shall have no liability in respect of any term, condition or limitation set forth in Section 801 and/or 1005, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and the Securities of such series shall be unaffected thereby.

(d)           Conditions to Defeasance or Covenant Defeasance.  The following shall be the conditions to application of either Section 1006(b) or Section 1006(c) to the Outstanding Securities of any series:

(1)           The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee that satisfies the requirements contemplated by Section 609 and agrees to comply with the provisions of this Section 1006 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Outstanding Securities of such series, (A) in the case of Securities of such series denominated in U.S. dollars, (i) money in an amount, (ii) U.S. Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one Business Day before the due date of any payment, money in an amount, or (iii) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on the Securities of such series on the respective Stated Maturities, in accordance with the terms of this Indenture and the Securities of such series or (B) in the case of Securities of such series denominated in a currency other than the U.S. dollar, (i) money in such currency in an amount, or (ii) Foreign Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one Business Day before the due date of any payment, money in such currency in an amount, or (iii) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on the Securities of such series on the respective Stated Maturities, in accordance with the terms of this Indenture and the Securities of such series.

(2)           In the case of an election under Section 1006(b), the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from the U.S. Internal Revenue Service a letter ruling, or there has been published by the U.S. Internal Revenue Service a Revenue Ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the

Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to the Securities of such series and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

(3)           In the case of an election under Section 1006(c), the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as result of the deposit and Covenant Defeasance to be effected with respect to the Securities of such series and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

(4)           The Company shall have delivered to the Trustee an Officers’ Certificate to the effect that the Securities of such series, if then listed on any securities exchange, will not be delisted as a result of such deposit.

(5)           No Event of Default or event that (after notice or lapse of time or both) would become an Event of Default shall have occurred and be continuing at the time of such deposit or, with regard to any Event of Default or any such event specified in Sections 501(5) and 501(6), at any time on or prior to the 90th calendar day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th calendar day).

(6)           The Company shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

(7)           Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be qualified under such Act or exempt from regulation thereunder.

(8)           At the time of such deposit: (A) no default in the payment of principal of (or premium, if any) or interest on any Senior Debt of the Company shall have occurred and be continuing and (B) no other event of default with respect to any Senior Debt of the Company shall have occurred and be continuing and shall have resulted in such Senior Debt of the Company becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, or, in the case of either Clause (A) or Clause (B) above, each such default or event of default shall have been cured or waived or shall have ceased to exist.

(e)           Deposited Money and U.S. Government Obligations or Foreign Government Obligations to be Held in Trust; Other Miscellaneous Provisions. Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations or Foreign Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section 1006(e) and Section 1006(f), the Trustee and any such other trustee are referred to collectively as the “Trustee”) pursuant to Section 1006(d) in respect of the Securities of any series shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities of such series and this  Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of Securities of such series, of all sums due and to become due on such Securities in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations or Foreign Government Obligations deposited pursuant to Section 1006(d) or the principal and interest received in respect thereof other than any such tax, fee or other charge that by law is for the account of the Holders of Outstanding Securities.

Anything in this Section 1006 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations or Foreign Government Obligations held by the Trustee as provided in Section 1006(d) with respect to Securities of any series that, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance with respect to the Securities of such series.

(f)           Reinstatement. If the Trustee or the Paying Agent is unable to apply any money in accordance with this Section 1006 with respect to the Securities of any series by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company’s obligations under this Indenture and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Section 1006 with respect to Securities of such series until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1006(e) with respect to Securities of such series in accordance with this Section 1006; provided, however, that if the Company makes any payment of principal of or any premium or interest on any Security of such series following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of Securities of such series to receive such payment from the money so held in trust.

Section 1007.  Statement by Officers as to Default.

The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers’ Certificate, stating whether or, not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

The Company shall deliver to the Trustee, as soon as possible and in any event within five days after an executive officer of the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers’ Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.

Section 1008.  Waiver of Certain Covenants.

The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1004 or 1005, inclusive, with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

Section 1009.  Calculation of Original Issue Discount.

The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

ARTICLE ELEVEN

REDEMPTION OF SECURITIES

Section 1101.  Applicability of Article.

Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

Section 1102.  Election to Redeem; Notice to Trustee.

The election of the Company to redeem any Securities shall be evidenced by an Officers’ Certificate.  In case of any redemption at the election of the Company of the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed.  In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers’ Certificate evidencing compliance with such restriction.

Section 1103.  Selection by Trustee of Securities to Be Redeemed.

If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by lot or such other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.  If less than all of the Securities of such series and of a specified tenor are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1104.  Notice of Redemption.

Notice of redemption shall be given by first-class mail, postage pre-paid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each holder of Securities to be redeemed, at his address appearing in the Security Register.

All notices of redemption shall identify the Securities to be redeemed (including CUSIP number(s)) and shall state:

(1)           the Redemption Date,

(2)           the Redemption Price,

(3)           if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

(4)           that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

(5)           the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

(6)           that the redemption is for a sinking fund, if such is the case.

Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company’s written request, by the Trustee in the name and at the expense of the Company.

Section 1105.  Deposit of Redemption Price.

Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date, unless otherwise specified as contemplated by Section 301) accrued interest on, all the Securities which are to be redeemed on that date.

Section 1106.  Securities Payable on Redemption Date.

Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest.  Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 1107.  Securities Redeemed in Part.

Any Security (including any Global Security) which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered; provided, that if a Global Security is so surrendered, the new Global Security shall be in a denomination equal to the unredeemed portion of the principal of the Global Security so surrendered.

ARTICLE TWELVE

SINKING FUNDS

Section 1201.  Applicability of Article.

The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a “mandatory sinking fund payment”, and any payment in excess of, such minimum amount provided for by the terms of Securities of any series is herein referred to as an “optional sinking fund payment.” If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202.  Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 1202.  Satisfaction of Sinking Fund Payments with Securities.

The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited.  Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 1203.  Redemption of Securities for Sinking Fund.

Not less than 60 days prior to each sinking fund payment date for any series of Securities (unless a shorter period of time shall be acceptable to the Trustee), the Company will deliver to the Trustee an Officers’ Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered.  Not less than 30 days before each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104.  Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

ARTICLE THIRTEEN

SUBORDINATION OF SECURITIES

Section 1301.  Securities Subordinate to Senior Debt of the Company.

The Company covenants and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article Thirteen (subject to the provisions of Article Four and Section 1006), the payment of the principal of (and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all amounts then due and payable in respect of all Senior Debt of the Company.

Section 1302.  Payment Over of Proceeds Upon Dissolution, Etc. of the Company.

In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, arrangement, reorganization, debt restructuring or other similar case or proceeding in connection with any insolvency or bankruptcy proceeding, relative to the Company or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event specified in clause (a), (b) or (c) above (each such event, if any, herein sometimes referred to as a “Proceeding”) the holders of Senior Debt of the Company shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Debt of the Company, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt of the Company, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities (including any payment or distribution which may be payable or deliverable by reason of the payment of any other Debt of the Company (including any series of the Securities) subordinated to the payment of the Securities, such payment or distribution being hereinafter referred to as “Junior Subordinated Payment”), on account of principal of (or premium, if any) or interest (including any Additional Interest) on the Securities or on account of the purchase or other acquisition of Securities by the Company or any Subsidiary of the Company, and to that end the holders of Senior Debt of the Company shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any Junior Subordinated Payment, which may be payable or deliverable in respect of the Securities in any such Proceeding.

If, notwithstanding the foregoing provisions of this Section 1302, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any Junior Subordinated Payment, before all Senior Debt of the Company is paid in full or payment thereof is provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt of the Company, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Debt of the Company remaining unpaid, to the extent necessary to pay all Senior Debt of the Company in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt of the Company. Any taxes that have been withheld or deducted from any payment or distribution in respect of the Securities, or any taxes that ought to have been withheld or deducted from any such payment or distribution that have been remitted to the relevant taxing authority, shall not be considered to be an amount that the Trustee or the Holder of any Security receives for purposes of this Section 1302.

For purposes of this Article Thirteen only, the words “any payment or distribution of any kind or character, whether in cash, property or securities” shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which securities are subordinated in right of payment to all then outstanding Senior Debt of the Company to substantially the same extent as the Securities are so subordinated as provided in this Article Thirteen. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the sale of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a Proceeding for the purposes of this Section 1302 if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by sale such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, or sale comply with the conditions set forth in Article Eight.

Section 1303.  Prior Payment to Senior Debt of the Company Upon Acceleration of Securities.

If any Securities are declared due and payable before their Stated Maturity, then and in such event the holders of the Senior Debt of the Company outstanding at the time such Securities so become due and payable shall be entitled to receive payment in full of all amounts due on or in respect of such Senior Debt of the Company, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt of the Company, before the Holders of the Securities are entitled to receive any payment (including any Junior Subordinated Payment) by the Company on account of the principal of (or premium, if any) or interest on the Securities or on account of the purchase or other acquisition of Securities by the Company or any Subsidiary; provided, however, that nothing in this Section 1303 shall prevent the satisfaction of any sinking fund payment in accordance with Article Thirteen by delivering and crediting pursuant to Section 1302 Securities which have been acquired (upon redemption or otherwise) prior to such declaration of acceleration.

If, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section 1303, and if such fact shall, at or prior to the time of such payment, have been actually made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

The provisions of this Section 1303 shall not apply to any payment with respect to which Section 1302 would be applicable.

Section 1304.  No Payment When Senior Debt of the Company in Default.

(a)           Upon the occurrence and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Debt of the Company, or if any event of default with respect to any Senior Debt of the Company shall have occurred and be continuing and shall have resulted in such Senior Debt of the Company becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or (b) if any judicial proceeding shall be pending with respect to any such default in payment or such event of default, then no payment (including any Junior Subordinated Payment) shall be made by the Company on account of principal of (or premium, if any) or interest on the Securities or on account of the purchase or other acquisition of Securities by the Company or any Subsidiary; provided, however, that nothing in this Section 1304 shall prevent the satisfaction of any sinking fund payment in accordance with Article Twelve by delivering and crediting pursuant to Section 1202 Securities which have been acquired (upon redemption or otherwise) prior to such default in payment or event of default.

If, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section 1304, and if such fact shall, at or prior to the time of such payment, have been actually made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

The provisions of this Section 1304 shall not apply to any payment with respect to which Section 1302 would be applicable.

Section 1305.  Payment Permitted If No Default.

Nothing contained in this Article Thirteen or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any Proceeding referred to in Section 1302 or under the conditions described in Sections 1303 and 1304, from making payments at any time of principal of (and premium, if any) or interest on the Securities, or (b) the application by the Trustee of any money deposited with the Trustee hereunder to the payment of or on account of the principal of (and premium, if any) or interest on the Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, the Trustee did not have actual knowledge that such payment would have been prohibited by the provisions of this Article Thirteen.

Section 1306.  Subrogation to Rights of Holders of Senior Debt of the Company.

Subject to the payment in full of all Senior Debt of the Company, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt of the Company, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Debt of the Company pursuant to the provisions of this Article Thirteen (equally and ratably with the holders of all other indebtedness of the Company which by its express terms is subordinated to indebtedness of the

Company to substantially the same extent as the Securities are subordinated to the Senior Debt of the Company and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Debt of the Company) to the rights of the holders of such Senior Debt of the Company to receive payments and distributions of cash, property and securities of the Company applicable to the Senior Debt of the Company until the principal of (and premium, if any) and interest on the Securities shall be paid in full. If the Trustee or the Holders of the Securities for any reason are not entitled to be subrogated to the rights of holders of Senior Debt of the Company in respect of such payment or distribution, then the Trustee or the Holders of the Securities may require each holder of Senior Debt of the Company to whom any such payment or distribution is made as a condition to such payment or distribution to assign its Senior Debt of the Company to the extent of such payment or distribution and all rights with respect thereto to the Trustee on behalf of the Holders. Such assignment shall not be effective until such time as all Senior Debt of the Company has been paid in full or payment thereof provided for. For purposes of such subrogation or assignment, no payments or distributions to the holders of the Senior Debt of the Company of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article Thirteen, and no payments over pursuant to the provisions of this Article Thirteen to the holders of Senior Debt of the Company by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Debt of the Company, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt of the Company.

Section 1307.  Provisions Solely to Define Relative Rights.

The provisions of this Article Thirteen are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Debt of the Company on the other hand. Nothing contained in this Article Thirteen or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Debt of the Company, and the Holders of the Securities, the obligations of the Company, which are absolute and unconditional (and which, subject to the rights under this Article Thirteen of the holders of Senior Debt of the Company, are intended to rank equally with all other general unsecured obligations of the Company), to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Debt of the Company; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture including, without limitation, filing and voting claims in any Proceeding, subject to the rights, if any, under this Article Thirteen of the holders of Senior Debt of the Company to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

Without limiting the generality of the foregoing, nothing contained in this Article Thirteen will restrict the right of the Trustee or the Holders of Securities of any series to take any action to declare the Securities of such series to be due and payable prior to their stated maturity pursuant to Section 502 or to pursue any rights or remedies hereunder.

Section 1308.  Trustee to Effectuate Subordination.

Each Holder of a Security by such Holder’s acceptance thereof authorizes and directs the Trustee on such Holder’s behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article Thirteen and appoints the Trustee such Holder’s attorney-in-fact for any and all such purposes.

Section 1309.  No Waiver of Subordination Provisions.

No right of any present or future holder of any Senior Debt of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt of the Company may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities, and without impairing or releasing the subordination provided in this Article Thirteen or the obligations hereunder of the Holders of the Securities to the holders of Senior Debt of the Company, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter or increase, Senior Debt of the Company, or otherwise amend or supplement in any manner Senior Debt of the Company or any instrument evidencing the same or any agreement under which Senior Debt of the Company is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt of the Company; (iii) release any Person liable in any manner for the collection of Senior Debt of the Company; and/or (iv) exercise or refrain from exercising any rights against the Company and any other Person.

Section 1310.  Notice to Trustee.

The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article Thirteen or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Debt of the Company or from any trustee, agent or representative therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if a Responsible Officer of the Trustee shall not have received the notice provided for in this Section 1310 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

Subject to the provisions of Section 601, the Trustee shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself or herself to be a holder of Senior Debt of the Company (or a trustee, agent or representative therefor) to establish that such notice has been given by a holder of Senior Debt of the Company (or a trustee, agent or representative therefor). If the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt of the Company to participate in any payment or distribution pursuant to this Article Thirteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt of the Company held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Thirteen, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Section 1311.  Reliance on Judicial Order or Certificate of Liquidating Agent.

Upon any payment or distribution of assets of the Company referred to in this Article Thirteen, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt of the Company and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Thirteen.

Section 1312.  Trustee Not Fiduciary For Holders of Senior Debt of the Company.

The Trustee, in its capacity as trustee under this Indenture, shall not be deemed to owe any fiduciary duty to the holders of Senior Debt of the Company and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Debt of the Company shall be entitled by virtue of this Article Thirteen or otherwise.  With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article Thirteen and no implied covenants or obligations with respect to holders of Senior Debt shall be read into this Indenture against the Trustee.

Section 1313.  Rights of Trustee as Holder of Senior Debt of the Company; Preservation of Trustee’s Rights.

The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Thirteen with respect to any Senior Debt of the Company which may at any time be held by it, to the same extent as any other holder of Senior Debt of the Company, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

Nothing in this Article Thirteen shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

Section 1314.  Article Applicable to Paying Agents.

If at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term “Trustee” as used in this Article Thirteen shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article Thirteen in addition to or in place of the Trustee.

Section 1315.  Defeasance of This Article Thirteen.

The subordination of the Securities provided by this Article Thirteen is expressly made subject to the provisions for Defeasance or Covenant Defeasance in Section 1006 and, anything herein to the contrary notwithstanding, upon the effectiveness of any such Defeasance or Covenant Defeasance, the Securities then outstanding shall thereupon cease to be subordinated pursuant to this Article Thirteen.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

CIGNA CORPORATION By: /s/ Renee Cieslukowski
Name: Renee Cieslukowski Title: Assistant Treasurer

U.S. BANK NATIONAL ASSOCIATION By: /s/ William G. Keenan
Name: William G. Keenan Title: Vice President